STEIN ROE MIDCAP GROWTH FUND, CLASS S


                        SEMIANNUAL REPORT o MARCH 31,2002




[LOGO: STEIN ROE MUTUAL FUNDS]

CONTENTS


From the President                                            1
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Performance Summary                                           2
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Portfolio Manager's Report                                    3
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Investment Portfolio                                          7
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Financial Statements                                          12
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Notes to Financial Statements                                 16
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Financial Highlights                                          24
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Transfer Agent                                                29
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-----------------
 NOT FDIC INSURED
 MAY LOSE VALUE
NO BANK GUARANTEE
-----------------

For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT


[PHOTO OF: Keith T. Banks]


Dear Shareholder:

     In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over this period, the S&P 500 Index has managed to recover all of the ground that it lost in the wake of the events of September 11. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. Although volatility set in shortly after the beginning of the new year, many sectors of the markets have continued to deliver strong gains.

     Small and mid-cap stocks, in general, outperformed the stocks of large companies as conviction about the economy carried over to segments of the market that traditionally stand to gain when the overall business environment picks up.

     In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing in Stein Roe Funds.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President
     Stein Roe Mutual Funds

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

PERFORMANCE SUMMARY

Average annual total return (%)
Period ended March 31, 2002

                                     6-month
                                 (cumulative)      1-Year        Life
----------------------------------------------------------------------
Stein Roe Midcap
Growth Fund, Class S                 21.29          -3.39         4.19
----------------------------------------------------------------------
S&P MidCap 400 Index                 25.90          18.86        15.63
----------------------------------------------------------------------
Morningstar Mid-Cap
Growth Funds Category                16.52          -1.99         8.44
----------------------------------------------------------------------

INVESTMENT COMPARISONS

Value of a $10,000 investment, June 30, 1997 to March 31, 2002

[LINE CHART DATA]:


                 Stein Roe Midcap                   Morningstar Mid-Cap
                 Growth Fund,      S&P MidCap       Growth Funds
                 Class S           400 Index        Category

6/97             $10,000.0         $10,000.0        $10,000.0
                  10,470.0          10,990.0         10,787.0
                  10,219.8          10,976.8         10,760.0
                  10,769.6          11,608.0         11,530.5
                  10,469.1          11,103.0         10,948.2
                  10,598.9          11,267.4         10,863.9
                  10,959.3          11,704.5         10,988.8
                  10,908.9          11,482.1         10,826.2
                  11,888.5          12,432.9         11,776.7
                  12,658.9          12,993.6         12,354.9
                  12,638.6          13,231.4         12,461.2
                  11,999.1          12,636.0         11,797.0
                  12,749.1          12,715.6         12,278.3
                  12,088.7          12,222.2         11,632.5
                   9,529.5           9,947.6          9,282.7
                  10,409.1          10,875.8          9,976.1
                  10,639.1          11,848.1         10,454.0
                  11,389.2          12,439.3         11,249.5
                  12,629.4          13,941.9         12,586.0
                  12,639.5          13,399.6         13,007.6
                  11,479.2          12,697.5         12,116.6
                  11,999.2          13,053.0         12,901.8
                  12,239.2          14,081.6         13,435.9
                  11,939.4          14,143.5         13,370.1
                  12,908.8          14,898.8         14,394.2
                  12,748.8          14,582.9         14,211.4
                  12,738.6          14,084.2         14,156.0
                  12,508.0          13,649.0         14,317.3
                  13,028.3          14,345.1         15,477.1
                  14,247.8          15,098.2         17,165.6
                  18,024.9          15,995.0         20,209.1
                  17,395.8          15,544.0         19,897.8
                  21,273.3          16,632.1         24,396.7
                  20,998.9          18,024.2         23,638.0
                  18,359.3          17,395.1         21,449.1
                  16,664.8          17,177.7         19,870.5
                  18,389.6          17,430.2         22,398.0
                  18,876.9          17,705.6         21,600.6
                  19,760.3          19,683.3         24,378.5
                  19,491.6          19,549.5         23,586.2
                  18,125.2          18,886.7         21,954.0
                  14,723.1          17,460.8         18,024.2
                  15,491.7          18,796.5         19,230.1
                  16,563.7          19,215.7         19,607.0
                  14,321.0          18,118.5         16,844.3
                  12,578.1          16,772.3         14,966.2
                  13,869.9          18,622.3         16,868.4
                  13,943.4          19,056.2         16,892.0
                  13,919.7          18,979.9         16,767.0
                  12,907.7          18,697.1         15,861.6
                  11,993.9          18,085.7         14,729.1
                  10,019.7          15,835.9         12,611.0
                  10,215.1          16,535.8         13,389.1
                  11,398.0          17,766.1         14,507.1
                  12,019.2          18,682.8         15,046.8
                  11,884.5          18,583.8         14,572.8
                  11,446.0          18,608.0         13,819.4
3/02              12,152.7          19,936.6         14,694.2



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged index that tracks the performance of middle-capitalization of USstocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.
Source: Liberty Funds Distributor, Inc., Morningstar, Inc.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete, or timely. It shall not be responsible for investment decisions, damages, or other losses resulting from use of averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.




2
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PORTFOLIO MANAGER'S REPORT


Fund Commentary



COMMENTARY FROM RICHARD JOHNSON
PORTFOLIO MANAGER OF
STEIN ROE MIDCAP GROWTH FUND


     During the six-month period ended March 31, 2002, the Stein Roe Midcap Growth Fund Class S, a class of shares of Liberty Midcap Growth Fund, gained 21.29%. In comparison, the fund's benchmark, the S&P MidCap 400 Index, returned 25.90%. The fund's peer group, the Morningstar Mid-Cap Growth Funds Category, returned 16.52% for the same period.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

Stein Roe Midcap Growth Fund Class S seeks long-term growth by investing at least 65% of its assets in common stocks of mid-cap companies that the portfolio manager believes have long-term growth potential.

Fund Inception:

June 30, 1997

Net Assets:

$39.8 million
--------------------------------------------------------------------------------


     The fund's underperformance relative to its benchmark is the result of an underweighting in technology stocks and relatively poor performance in the financial area. The fund made most of its gains in the first half of the period when the stock market rallied strongly. During the second half of the period, returns were relatively flat. We made no substantial changes to the fund's investments during the period.

AN IMPROVING INVESTMENT ENVIRONMENT

     As investors anticipated an economic recovery in 2002, growth stocks--particularly technology shares--rallied strongly in the fourth quarter of 2001. Among growth stocks, investors preferred attractively priced small- and mid-cap stocks to more expensive large-caps. As the period progressed, it appeared that corporate profits would remain in the doldrums longer than had been expected. The lack of corporate profits raised concerns that valuations had reached unsustainable levels. Therefore, investors sold shares that had performed well and the market rebound was cut short.

CONSUMER STOCKS AIDED PERFORMANCE

     Consumer discretionary stocks, which tend to do well during periods of economic recovery, accounted for one of the fund's largest sector weightings and also produced strong performance. Retailing stocks, a component of the consumer discretionary group, made relatively strong gains as consumer spending held up despite rising unemployment and a soft economy. Kohl's (4.5% of net assets)1, Tiffany & Company (1.8% of net assets) and Harley-Davidson (2.4% of net assets) were among the biggest contributors to performance.



--------------------------------------------------------------------------------
[text inset]:

Top 10 Equity Holdings as of 3/31/02
(% of net assets)

Kohl's                                  4.5
Laboratory Corp. of America Holdings    3.6
Expeditors International of Washington  3.1
Univision Communications                2.6
Everest Re Group                        2.6
MGIC Investment                         2.6
AmerisourceBergen                       2.6
Bed Bath & Beyond                       2.5
Cox Radio                               2.5
Bear Stearns                            2.4

Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.
--------------------------------------------------------------------------------



     The fund also benefited from investments in companies related to the housing industry, which enjoyed robust growth despite a lackluster economy. One such company is Fastenal (2.3% of net assets), which sells supplies to the building industry.

MIXED RESULTS FROM FINANCIAL AND TECHNOLOGY STOCKS

     For nearly a year, declining interest rates prompted homeowners to refinance their mortgages. As a result, the stocks of financial companies--especially those in mortgage-related businesses--performed well. However, when it appeared that a stronger economy might lead to higher interest rates and fewer mortgage refinancings, investors began selling their financial shares. Therefore, investments in companies such as Fidelity National Financial and MGIC Investment (2.6% of net assets) dampened performance.



-------------------------
1    Holdings are disclosed as of March 31, 2002, and are subject to change.

     Since the fund's exposure to the sector was relatively small, the fund did not fully benefit from the run-up in technology shares early in the period.

LOOKING TOWARD RECOVERY

     Because we believe an accelerating economy should result in increased capital spending and corporate profits later this year and into next year, we have begun to position the fund to take advantage of the opportunities created by these factors. For example, we have started to reduce the fund's position in consumer discretionary stocks and have invested in sectors, such as business and consumer services, which should benefit from increased business activity. In addition, we are evaluating our technology strategy in anticipation of a pick-up in information technology spending later in 2002. We are also maintaining a core of stable growth companies that have the potential to produce consistent earnings in virtually any economic environment.


--------------------------------------------------------------------------------
[text inset]:

Equity Portfolio Highlights as of 3/31/02

                                         S&P MidCap
                           Portfolio      400 Index

Number of Holdings             52            400

Dollar Weighted
   Median Market
   Capitalization ($mil)    4,716          2,733
--------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future result. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of March 31, 2002 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

Stein Roe Midcap Growth Fund Class S is a class of shares of the Liberty Midcap Growth Fund (the "Fund"). The fund also offers class A, class B, class C and class Z shares. Performance information for these share classes is presented in a separate semiannual report.

An investment in the fund offers the potential for long-term growth, but also involved certain risks, including stock market fluctuations due to economic and business developments. Midcap stocks are more volatile than stocks of larger companies.

Economic Sector Breakdown as of 3/31/02
Equity Portfolio
(% of net assets)

[BAR CHART DATA]:

Consumer discretionary              32.9
Information technology              20.1
Financials                          15.7
Health care                         11.9
Industrials                         11.8


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

INVESTMENT PORTFOLIO


Investment Portfolio
March 31, 2002 (Unaudited)


Common Stocks - 95.9%                                       SHARES         VALUE

CONSUMER DISCRETIONARY - 32.9%
   Automobiles & Components - 2.9%
   Auto Parts & Equipment - 0.5%
   Gentex Corp. (a) .................................        7,200     $ 213,336
                                                                       ---------

   Motorcycle Manufacturers - 2.4%
   Harley-Davidson, Inc. ............................       17,000       937,210
                                                                       ---------

   Hotels, Restaurants & Leisure - 6.4%
   Hotels - 2.9%
   Extended Stay America, Inc. (a) ..................       20,000       348,000
   Four Seasons Hotels, Inc. ........................       15,000       799,200
                                                                       ---------
                                                                       1,147,200
                                                                       ---------
   Leisure Facilities - 2.1%
   International Speedway Corp., Class A ............       18,700       854,590
                                                                       ---------

   Restaurants - 1.4%
   Buca, Inc. (a) ...................................       30,000       545,100
                                                                       ---------

   Media - 9.0%
   Broadcasting & Cable - 7.8%
   Cox Radio, Inc., Class A (a) .....................       35,000       994,000
   Radio One, Inc., Class D (a) .....................       35,000       721,000
   Univision Communications, Inc., Class A (a)  .....       25,000     1,050,000
   XM Satellite Radio Holdings, Inc., Class A (a) ...       25,000       344,250
                                                                       ---------
                                                                       3,109,250
                                                                       ---------
   Publishing & Printing - 1.2%
   Belo Corp., Class A ..............................       20,000       465,000
                                                                       ---------

   Retailing - 14.6%
   Apparel Retail - 2.0%
   Hot Topic, Inc. (a) ..............................       37,500       783,750
                                                                       ---------

   Computer & Electronics Retail - 2.2
   Electronics Boutique Holdings Corp. (a) ..........       25,000       863,250
                                                                       ---------

   Department Stores - 4.4%
   Kohl's Corp. (a) .................................       25,000     1,778,750
                                                                       ---------

   General Merchandise Stores - 1.7%
   Family Dollar Stores, Inc. .......................       20,000       670,200
                                                                       ---------



See notes to investment portfolio.

                                                            SHARES         VALUE

   Specialty Stores - 4.3%
   Bed Bath & Beyond, Inc. (a) ...................          30,000    $1,012,500
   Tiffany & Co. .................................          20,000       711,000
                                                                      ----------
                                                                       1,723,500
                                                                      ----------
CONSUMER STAPLES - 1.4%
   Household & Personal Products - 1.4%
   Personal Products - 1.4%
   Steiner Leisure Ltd. (a) ......................          25,000       539,000
                                                                      ----------

ENERGY - 2.1%
   Oil & Gas Exploration & Products - 2.1%
   Apache Corp. ..................................          15,000       853,200
                                                                      ----------

FINANCIAL - 15.7%
   Banks - 1.9%
   Investors Financial Services Corp. ............          10,000       760,500
                                                                      ----------

   Diversified Financial Services - 7.0%
   Ambac Financial Group, Inc. ...................          15,000       886,050
   Bear Stearns Cos., Inc. .......................          15,000       941,250
   Federated Investors Inc., Class B .............          20,000       647,000
   Moody's Corp. .................................           7,500       308,250
                                                                      ----------
                                                                       2,782,550
                                                                      ----------
   Insurance - 6.8%
   Insurance Brokers - 1.6%
   Arthur J. Gallagher & Co. .....................          20,000       655,400
                                                                      ----------

   Property & Casualty Insurance - 2.6%
   MGIC Investment Corp. .........................          15,000     1,026,450
                                                                      ----------

   Reinsurance - 2.6%
   Everest Re Group Ltd. .........................          15,000     1,040,100
                                                                      ----------

HEALTH CARE - 11.9%
   Health Care Equipment & Services - 7.2%
   Health Care Distributors & Services - 6.2%
   AmerisourceBergen Corp. .......................          15,000     1,024,500
   Laboratory Corp. of America Holdings (a) ......          15,000     1,437,900
                                                                      ----------
                                                                       2,462,400
                                                                      ----------
   Managed Health Care - 1.0%
   Caremark Rx, Inc. (a) .........................          20,000       390,000
                                                                      ----------

   Pharmaceuticals & Biotechnology - 4.7%
   Biotechnology - 3.0%
   Gilead Sciences, Inc. (a) .....................          15,000       539,850
   IDEC Pharmaceuticals Corp. (a) ................          10,000       643,000
                                                                      ----------
                                                                       1,182,850
                                                                      ----------



See notes to investment portfolio.

                                                            SHARES         VALUE

   Pharmaceuticals - 1.7%
   King Pharmaceuticals, Inc. (a) ..................        20,000     $ 700,200
                                                                       ---------


INDUSTRIALS - 11.8%
   Capital Goods - 4.3%
   Aerospace & Defense - 2.0%
   InVision Technologies, Inc. (a) .................        20,000       804,000
                                                                       ---------

   Trading Companies & Distributors - 2.3%
   Fastenal Co. ....................................        12,000       903,840
                                                                       ---------

   Commercial Services & Supplies - 4.5%
   Diversified Commercial Services - 4.5%
   Corporate Executive Board Co. (a) ...............        25,000       937,775
   Education Management Corp. (a) ..................        20,000       843,400
                                                                       ---------
                                                                       1,781,175
                                                                       ---------
   Transportation - 3.0%
   Air Freight & Couriers - 3.0%
   Expeditors International of Washington, Inc. ....        20,000     1,220,000
                                                                       ---------

INFORMATION TECHNOLOGY - 20.1%
   Software & Services - 8.3%
   Application Software - 6.0%
   Activision, Inc. (a) ............................        20,000       596,600
   Electronic Arts, Inc. (a) .......................        13,500       820,800
   Mercury Interactive Corp. (a) ...................        17,000       640,050
   Rational Software Corp. (a) .....................        20,000       316,600
                                                                       ---------
                                                                       2,374,050
                                                                       ---------
   Information Technology
     Consulting & Services - 1.5%
   SunGard Data Systems, Inc. (a) ..................        18,200       600,054
                                                                       ---------

   Internet Software & Services - 0.8%
   Internet Security Systems, Inc. (a) .............        13,600       310,760
                                                                       ---------

   Technology Hardware & Equipment - 11.8%
   Computer Storage & Peripherals - 2.1%
   Lexmark International, Inc. (a) .................        15,000       857,700
                                                                       ---------

   Electronic Equipment & Instruments - 2.6%
   Ingram Micro, Inc., Class A (a) .................        20,000       331,000
   Jabil Circuit, Inc. (a) .........................        30,000       705,900
                                                                       ---------
                                                                       1,036,900
                                                                       ---------
   Semiconductor Equipment - 1.0%
   LTX Corp. (a) ...................................        15,000       407,850
                                                                       ---------




See notes to investment portfolio.

                                                            SHARES         VALUE

   Semiconductors - 6.1%
   Altera Corp. (a) ........................                30,000   $   656,100
   Intersil Corp., Class A (a) .............                15,000       425,250
   Microchip Technology, Inc. (a) ..........                20,000       836,600
   QLogic Corp. (a) ........................                10,000       495,200
                                                                     -----------
                                                                       2,413,150
                                                                     -----------

TOTAL COMMON STOCKS
     (cost of $33,360,175) .................                          38,193,265
                                                                     -----------

                                                               PAR
U.S. Government Obligation - 0.7%
   U.S. Treasury Notes,
     7.500% 05/15/02
     (cost of $254,726) .....................           $  250,000       254,726
                                                                    ------------

Short-Term Obligations - 3.6%
   Commercial Paper - 3.6%
   UBS Financial,
     1.850% 04/01/02 (b)
     (cost of $1,445,000) ...................            1,445,000     1,445,000
                                                                    ------------

TOTAL INVESTMENTS - 100.2%
     (cost of $35,059,901)(c) ...............                         39,892,991
                                                                    ------------

Other Assets & Liabilities, Net - (0.2)% ....                           (65,948)
                                                                    ------------

Net Assets - 100.0% .........................                       $ 39,827,043
                                                                    ============


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Rate represents yield at time of purchase.

(c) Cost for both financial statement and federal income tax purposes is the same.



See notes to financial statements.


10
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11

FINANCIAL STATEMENTS



Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

Assets:
Investments, at cost ........................................   $ 35,059,901
                                                                ------------
Investments, at value .......................................   $ 39,892,991
Cash ........................................................            308
Receivable for:
   Investments sold .........................................        340,454
   Fund shares sold .........................................         20,638
   Interest .................................................          7,096
   Dividends ................................................          5,350
   Expense reimbursement due from Advisor ...................          5,996
Deferred Trustees' compensation plan ........................            457
                                                                ------------
   Total Assets .............................................     40,273,290
                                                                ------------

Liabilities:
Payable for:
   Investments purchased ....................................        307,646
   Fund shares repurchased ..................................         63,677
   Management fee ...........................................         29,034
   Administration fee .......................................          5,807
   Transfer agent fee .......................................          8,490
   Bookkeeping fee ..........................................            810
   Trustees' fee ............................................            782
Deferred Trustees' fee ......................................            457
Other liabilities ...........................................         29,544
                                                                ------------
   Total Liabilities ........................................        446,247
                                                                ------------
Net Assets ..................................................   $ 39,827,043
                                                                ============


Composition of Net Assets:
Paid-in capital .............................................   $ 45,185,195
Accumulated net investment loss .............................       (201,672)
Accumulated net realized loss ...............................     (9,989,570)
Net unrealized appreciation on investments ..................      4,833,090
                                                                ------------
NET ASSETS ..................................................   $ 39,827,043
                                                                ============

Net asset value and redemption price per share -
   Class A ($1,218,308/122,578) .............................   $       9.94(a)
                                                                ============
Maximum offering price per share ($9.94/0.9425) .............   $      10.55(b)
                                                                ============
Net asset value, offering and redemption price per share -
   Class B ($4,234,898/431,378) .............................   $       9.82(a)
                                                                ============
Net asset value, offering and redemption price per share -
   Class C ($395,386/40,335) ................................   $       9.80(a)
                                                                ============
 Net asset value, offering and redemption price per share -
   Class S ($33,963,288/3,406,238) ..........................   $       9.97
                                                                ============
Net asset value, offering and redemption price per share -
   Class Z ($15,163/1,522) ..................................   $       9.96
                                                                ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

Investment Income:
Dividends ....................................................      $    36,203
Interest .....................................................           17,800
                                                                    -----------
   Total Investment Income (net of foreign taxes
      withheld of $77) .......................................           54,003
                                                                    -----------

Expenses:
Management fee ...............................................          141,450
Administration fee ...........................................           28,290
Distribution fee:
   Class A ...................................................              503
   Class B ...................................................           12,080
   Class C ...................................................            1,352
Service fee:
   Class A ...................................................            1,249
   Class B ...................................................            4,027
   Class C ...................................................              451
Bookkeeping fee ..............................................            4,978
Transfer agent fee ...........................................           50,942
Trustees' fee ................................................            3,667
Registration fee .............................................           27,755
Other expenses ...............................................           32,004
                                                                    -----------
   Total Expenses ............................................          308,748
Fees and expenses waived or reimbursed by Advisor ............          (52,441)
Fees waived by Distributor - Class A .........................             (503)
Custody earnings credit ......................................             (591)
                                                                    -----------
   Net Expenses ..............................................          255,213
                                                                    -----------
Net Investment Loss ..........................................         (201,210)
                                                                    -----------

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized loss on investments .............................       (1,609,562)
Net change in unrealized appreciation/depreciation
   on investments ............................................        8,860,172
                                                                    -----------
Net Gain .....................................................        7,250,610
                                                                    -----------

Net Increase in Net Assets from Operations ...................      $ 7,049,400
                                                                    ===========



See notes to financial statements.

Statement of Changes in Net Assets

                                               (UNAUDITED)
                                                SIX MONTHS
                                                     ENDED        YEAR ENDED
                                                 MARCH 31,     SEPTEMBER 30,
Increase (Decrease) in Net Assets                     2002              2001
                                              ------------      ------------
Operations:
Net investment loss ........................  $   (201,210)     $   (470,138)
Net realized loss on investments ...........    (1,609,562)       (8,326,208)
Net change in unrealized
   appreciation/depreciation
   on investments ..........................     8,860,172       (23,457,934)
                                              ------------      ------------
   Net Increase (Decrease)
      from Operations ......................     7,049,400       (32,254,280)
                                              ------------      ------------

Distributions Declared to Shareholders:
From net realized capital gains:
   Class A .................................          --             (14,598)
   Class B .................................          --             (39,451)
   Class C .................................          --              (5,018)
   Class S .................................          --          (2,675,205)
   Class Z .................................          --                 (43)
In excess of net realized
capital gains:
   Class A .................................          --                 (78)
   Class B .................................          --                (210)
   Class C .................................          --                 (27)
   Class S .................................          --             (14,237)
   Class Z .................................          --                  -- (a)
                                              ------------      ------------
Total Distributions Declared
   to Shareholders .........................          --          (2,748,867)
                                              ------------      ------------
Share Transactions:
Class A:
   Subscriptions ...........................       588,403         5,031,487
   Distributions reinvested ................          --              12,188
   Redemptions .............................      (233,805)       (4,216,570)
                                              ------------      ------------
     Net Increase ..........................       354,598           827,105
                                              ------------      ------------

 Class B:
   Subscriptions ...........................     1,859,984         3,753,456
   Distributions reinvested ................          --              37,116
   Redemptions .............................      (434,711)         (492,866)
                                              ------------      ------------
     Net Increase ..........................     1,425,273         3,297,706
                                              ------------      ------------

Class C:
   Subscriptions ...........................        76,726           458,324
   Distributions reinvested ................          --               5,045
   Redemptions .............................       (45,942)          (37,835)
                                              ------------      ------------
     Net Increase ..........................        30,784           425,534
                                              ------------      ------------

 Class S:
   Subscriptions ...........................     1,443,479        10,364,021
   Distributions reinvested ................          --           2,556,858
   Redemptions .............................    (4,016,999)      (15,106,305)
                                              ------------      ------------
     Net Decrease ..........................    (2,573,520)       (2,185,426)
                                              ------------      ------------

(a)  Rounds to less than $1.



See notes to financial statements.

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                         ENDED       YEAR ENDED
                                                     MARCH 31,    SEPTEMBER 30,
Share Transactions (cont):                                2002             2001
                                                  ------------     ------------
Class Z:
   Subscriptions .............................    $     14,005     $       --
   Distributions reinvested ..................            --                 43
                                                  ------------     ------------
     Net Increase ............................          14,005               43
                                                  ------------     ------------
Net Increase (Decrease)
   from Share Transactions ...................        (748,860)       2,364,962
                                                  ------------     ------------
Total Increase (Decrease) in
    Net Assets ...............................       6,300,540      (32,638,185)

Net Assets:
Beginning of period ..........................      33,526,503       66,164,688
                                                  ------------     ------------
End of period (including accumulated
   net investment loss of $(201,672)
   and $(462), respectively) .................    $ 39,827,043     $ 33,526,503
                                                  ============     ============
Changes in Shares:
CLASS A:
   Subscriptions .............................          62,596          354,218
   Issued for distributions reinvested .......            --                943
   Redemptions ...............................         (24,835)        (279,948)
                                                  ------------     ------------
     Net Increase ............................          37,761           75,213
                                                  ------------     ------------

 CLASS B:
   Subscriptions .............................         197,892          315,296
   Issued for distributions reinvested .......            --              2,912
   Redemptions ...............................         (47,209)         (49,076)
                                                  ------------     ------------
     Net Increase ............................         150,683          269,132
                                                  ------------     ------------

 CLASS C:
   Subscriptions .............................           8,305           38,182
   Issued for distributions reinvested .......            --                433
   Redemptions ...............................          (4,942)          (3,485)
                                                  ------------     ------------
     Net Increase ............................           3,363           35,130
                                                  ------------     ------------

 CLASS S:
   Subscriptions .............................         157,512          770,318
   Issued for distributions reinvested .......            --            197,899
   Redemptions ...............................        (428,809)      (1,197,386)
                                                  ------------     ------------
     Net Decrease ............................        (271,297)        (229,169)
                                                  ------------     ------------

 CLASS Z:
   Subscriptions .............................           1,457             --
   Issued for distributions reinvested .......            --                  3
                                                  ------------     ------------
     Net Increase ............................           1,457                3
                                                  ------------     ------------

NOTES TO FINANCIAL STATEMENTS



Notes to Financial Statements
March 31, 2002 (Unaudited)



Note 1. Accounting Policies

Organization:

     Stein Roe Midcap Growth Fund - Class S and Liberty Midcap Growth Fund - Class A, Class B, Class C and Class Z (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class S shares are offered continuously at net asset value. Class A, Class B and Class C have their own sales charge and each share class has its own expense structure. Please refer to the Fund's prospectus for more information on Class A, Class B, Class C and Class Z shares. The financial highlights for Class A, Class B, Class C and Class Z are presented in a separate semiannual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


Security Valuation and Transactions:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.


Determination of Class Net Asset Values and Financial Highlights:

     All income, expenses (other than Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

Federal Income Taxes:

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of              Capital Loss
Expiration           Carryforward
2009                   $927,932

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.
     Additionally, $7,121,049 of net capital losses attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

Distributions to Shareholders:

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other:

     Interest income is recorded daily on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:

Average Daily Net Assets                 Annual Fee Rate
------------------------                 ---------------
   First $500 million                         0.75%
   Next $500 million                          0.70%
   Next $500 million                          0.65%
   Over $1.5 billion                          0.60%

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration Fee:

     The Advisor also provides accounting and other services for a monthly fee as follows:

Average Daily Net Assets                 Annual Fee Rate
------------------------                 ---------------
   First $500 million                        0.150%
   Next $500 million                         0.125%
   Next $500 million                         0.100%
   Over $1.5 billion                         0.075%

Bookkeeping Fee:

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.
     Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.
     The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a monthly service fee on Class A, Class B and Class C average daily net assets. The Plan also requires the payment of a monthly distribution fee to the Distributor on Class A, Class B and Class C shares only. The fee structure for the Plan is defined in the Class A, Class B and Class C prospectus.

Expense Limits:

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average daily net assets.

Other:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.
     The Fund has an agreement with its custodian bank under which $591 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

     For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $28,813,102 and $31,112,915, respectively.

     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation   $  5,818,084
Gross unrealized depreciation       (984,994)
                                ------------
Net unrealized appreciation     $  4,833,090
                                ============

Other:

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
     The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any give time.
     Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. As of March 31, 2002, the Fund did not have any open futures contracts.

Note 4. Line of Credit

     The Trust and the SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     During the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $2,856.




22
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23

FINANCIAL HIGHLIGHTS



Stein Roe Midcap Growth Fund
Selected data for a share outstanding throughout each period is as follows:

                                       (UNAUDITED)
                                       SIX MONTHS
                                            ENDED                        YEAR ENDED SEPTEMBER 30,               PERIOD ENDED
                                        MARCH 31,      ------------------------------------------------------  SEPTEMBER 30,
CLASS S SHARES                               2002            2001          2000           1999           1998           1997 (a)
                                       ----------      ----------    ----------     ----------     ----------    -----------
Net Asset Value, Beginning of Period   $     8.22      $    16.84    $    12.51     $    10.41     $    10.77    $     10.00
                                       ----------      ----------    ----------     ----------     ----------    -----------
Income from Investment Operations:
Net investment income (loss) (b) ...        (0.05)          (0.11)        (0.16)         (0.10)         (0.07)            --(c)
Net realized and unrealized gain
   (loss) on investments ...........         1.80           (7.83)         7.11           2.20          (0.29)          0.77
                                       ----------      ----------    ----------     ----------     ----------    -----------
   Total from Investment Operations          1.75           (7.94)         6.95           2.10          (0.36)          0.77
                                       ----------      ----------    ----------     ----------     ----------    -----------
Less Distributions Declared
   to Shareholders:
From net realized gains ............           --           (0.68)        (2.62)            --             --             --
In excess of net realized gains ....           --              --(c)         --             --             --             --
                                       ----------      ----------    ----------     ----------     ----------    -----------
   Total Distributions Declared
      to Shareholders ..............           --           (0.68)        (2.62)            --             --             --
                                       ----------      ----------    ----------     ----------     ----------    -----------
Net Asset Value, End of Period .....   $     9.97      $     8.22    $    16.84     $    12.51     $    10.41    $     10.77
                                       ==========      ==========    ==========     ==========     ==========    ===========
Total return (d)(e) ................       21.29%(f)     (48.60)%        55.83%         20.17%        (3.34)%          7.70%(f)
                                       ==========      ==========    ==========     ==========     ==========    ===========


Ratios to Average Net Assets:
Expenses (g) .......................        1.25%(h)        1.25%         1.25%          1.25%(i)       1.25%          1.25%(h)
Net investment income (loss) (g) ...      (0.96)%(h)      (0.93)%       (0.93)%        (0.97)%(i)     (0.64)%          0.02%(h)
Waiver/reimbursement ...............        0.28%(h)        0.44%         0.12%          0.29%          0.19%          0.49%(h)
Portfolio turnover rate ............          79%(f)         232%          242%           133%            75%             3%(f)
Net assets, end of period (000's) .     $  33,963      $   30,245    $   65,776    $    44,359     $   49,974    $    49,830


(a)  The Fund commenced operations on June 30, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

(i) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.11% as a result of expenses accrued in a prior period. The Fund's gross expense ratio of 1.54% reflects the actual rate at which expenses were incurred throughout the fiscal year without the reduction.


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


TRANSFER AGENT

Important Information About This Report
The Transfer Agent for Stein Roe Midcap
Growth Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081


PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Semiannual Report:
Stein Roe Midcap Growth Fund

[LOGO: STEIN ROE MUTUAL FUNDS]


          One Financial Center
         Boston, MA 02111-2621
                  800-338-2550


                                                        S20-03/362J-0302 (05/02)
                                                                          02/761